EXHIBIT 99.1

                      ACCESS INTEGRATED TECHNOLOGIES, INC.


FOR IMMEDIATE RELEASE

                 ACCESS INTEGRATED TECHNOLOGIES, INC. ANNOUNCES
                       FISCAL 2006 FIRST QUARTER RESULTS

         - Digital Cinema Investments Continue to Drive Revenue Growth -

MORRISTOWN, N.J. - AUGUST 11, 2005 - ACCESS INTEGRATED TECHNOLOGIES, INC. ("ACCESSIT" OR THE "COMPANY") (AMEX: AIX) reported an 80% increase in revenues, to a record $3,971,000 for the fiscal first quarter ended June 30, 2005.
EBITDA(1) and Adjusted EBITDA in the fiscal first quarter was a loss of $524,000, and the net loss was $2,490,000 or $0.24 per basic and diluted share. The net loss for the quarter includes non-cash expenses for depreciation, amortization, and non-cash interest totaling $1,598,000.

FIRST FISCAL QUARTER HIGHLIGHTS

o Revenues for the first quarter increased by 80%, to $3,971,000 from $2,211,000 in the comparable year ago period. Fiscal 2006 first quarter results included the revenue from the company's acquisition of substantially all the assets of FiberSat Global Services LLC in November 2004, revenues from the acquisition of the Pavilion Movie Theatre/Entertainment Complex in February 2005 and increased activity in the company's software, managed services and digital content management and delivery business units.

o EBITDA for the three months ended June 30, 2005 was a loss of $524,000 compared to an EBITDA loss of $64,000 in the comparable year ago period. The increased EBITDA loss was primarily due to increased selling, general and administrative expenses associated with an overall higher headcount and support services related to the increased size of the company, the bankruptcy of a significant datacenter customer in 2004, and ongoing research and development expenses related primarily to the development of digital software applications. Adjusted EBITDA(1) (defined below), was a loss of $524,000 compared to an adjusted EBITDA loss of $60,000 in the comparable year ago periods. For the three month period ended June 30, 2004, the amount also excludes non-cash stock based compensation of $4,000 compared to $0 for the three month period ending June 30, 2005.

o Loss before other expense in the June 2005 quarter increased to $1,938,000, from a loss of $898,000 in the June 2004 quarter. The increased loss was due to the reasons referenced above in the EBITDA discussion, as well as higher depreciation and amortization resulting from our increased asset base.

o Net loss for the three months ended June 30, 2005 increased to $2,490,000 compared to a loss $965,000 in the year ago period.

o On June 21, 2005, the company announced an agreement with Christie Digital Systems to create the movie industry's first practical Digital Cinema funding framework. This innovative template will allow private investment in the burgeoning Digital Cinema industry and includes a two-year plan for a 2,500-screen rollout, with 150 to 200 screens planned by the end of 2005.

Bud Mayo, Chairman and Chief Executive Officer of ACCESSIT, stated, "We will continue to invest prudently in key personnel and in research and development for our end-to-end solution as we finalize agreements with studios and exhibitors to begin our digital rollout in October. We are pleased with the progress we've made in the past year, and the support we've received from all members of the motion picture industry."

--------
(1) EBITDA is defined by the Company to be earnings before interest, taxes, depreciation and amortization, and other income/(expense), net, and non-recurring items. Adjusted EBITDA is defined by the Company to be earnings before interest, taxes, depreciation and amortization, other income/(expense), net, non-recurring items, and non-cash stock-based compensation. EBITDA and Adjusted EBITDA are presented because management believes it provides additional information with respect to the performance of its fundamental business activities. A reconciliation of EBITDA to GAAP net income is included in the table attached to this release. EBITDA is a measure of cash flow typically used by many investors, but is not a measure of earnings as defined under Generally Accepted Accounting Principles, and may be defined differently by others.

CONFERENCE CALL NOTIFICATION

ACCESSIT will host a conference call to discuss its financial results at 2:00 p.m. EDT on Thursday, August 11, 2005. The conference can be accessed by dialing 617.213.8856, passcode 57332023 at least five minutes before the start of the call. The conference call will also be webcast simultaneously and will be accessible via the web on ACCESSIT's Web site, WWW.ACCESSITX.COM. A replay of the call will be available at 617-801-6888, passcode 30168060 through Thursday, August 18, 2005.

ACCESS INTEGRATED TECHNOLOGIES, INC. (ACCESSIT) is an industry leader in offering a fully managed storage and electronic delivery service for owners and distributors of digital content to movie theaters and other venues. Supported by its robust platform of fail-safe Internet data centers, ACCESSIT is able to leverage the market-leading role of its Theatrical Distribution System (TDS) with its innovative digital delivery capabilities and in-theatre software systems to provide the highest level of technology available to enable the emerging Digital Cinema industry to transition from film without changing workflows. For more information on ACCESSIT, visit www.accessitx.com.

SAFE HARBOR STATEMENT
Investors and readers are cautioned that certain statements contained in this document, as well as some statements in periodic press releases and some oral statements of ACCESSIT officials during presentations about ACCESSIT, along with ACCESSIT 's filings with the Securities and Exchange Commission, including ACCESSIT 's registration statements, quarterly reports on Form 10-QSB and annual report on Form 10-KSB, are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Forward-looking statements include statements that are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "expects", "anticipates", "intends", "plans", "could", "might",
"believes", "seeks", "estimates" or similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by ACCESSIT's management, are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are subject to various risks, uncertainties and assumptions about ACCESSIT, its technology, economic and market factors and the industries in which ACCESSIT does business, among other things. These statements are not guarantees of future performance and ACCESSIT undertakes no specific obligation or intention to update these statements after the date of this release.

                                      # # #

Contact:

Suzanne Tregenza Moore                        Michael Glickman
ACCESSIT                                      The Dilenschneider Group
55 Madison Avenue                             212.922.0900
Suite 300
Morristown, NJ  07960
973.290.0080
WWW.ACCESSITX.COM

                                    ACCESS INTEGRATED TECHNOLOGIES, INC.
                                    CONSOLIDATED STATEMENTS OF OPERATIONS
                             (In thousands, except for share and per share data)
                                                  (audited)
                                                                                       THREE MONTHS ENDED
                                                                                            JUNE 30,
                                                                                      ---------------------
                                                                                      2004             2005
                                                                                      ----             ----
Revenues:
 Media services..........................................................           $  532           $2,360
 Data center services....................................................            1,679            1,611
                                                                                     -----            -----
               Total revenues............................................            2,211            3,971

Costs of revenues (exclusive of depreciation shown below):
 Media services..........................................................              115            1,648
 Data center services....................................................            1,017            1,090
                                                                                ----------       ----------
                Total costs of revenues..................................            1,132            2,738

Gross profit.............................................................            1,079            1,233

Operating expenses:
Selling, general and administrative (excludes non-cash stock-based
  compensation of $4 in 2004 and $0 in 2005).............................            1,126            1,751
Provision for doubtful accounts..........................................               26               23
Research and development.................................................               47              133
Non-cash stock-based compensation........................................                5               --
Depreciation and amortization............................................              774            1,264
                                                                                ----------       ----------
               Total operating expenses..................................            1,977            3,171
                                                                                ----------       ----------
Loss before other expense................................................             (898)          (1,938)

Interest expense, net....................................................              (97)            (430)
Non-cash interest expense................................................              (47)            (184)
Other income (expense), net..............................................              (11)             (16)
                                                                                ----------       ----------
Loss before income tax benefit and minority interest.....................           (1,053)          (2,568)

Income tax benefit.......................................................               78               78
                                                                                ----------       ----------
Net loss before minority interest in subsidiary..........................             (975)          (2,490)
Minority interest in loss of subsidiary..................................               10               --
                                                                                ----------       -----------

Net loss.................................................................       $     (965)      $   (2,490)
                                                                                ----------       ----------
Net loss per common share:
    Basic and diluted....................................................       $    (0.11)      $    (0.24)
                                                                                ==========       ==========
Weighted average number of common shares outstanding:
     Basic and diluted...................................................        8,517,746       10,405,814
                                                                                ==========       ==========

                                    Access Integrated Technologies, Inc.
                                   EBITDA and Adjusted EBITDA (as defined)
                                      Reconciliation to GAAP Net Income
                                               (In thousands)
                                                                                       THREE MONTHS ENDED
                                                                                            JUNE 30,
                                                                                      ---------------------
                                                                                      2004             2005
                                                                                      ----             ----
                                                                                            (unaudited)
Net loss                                                                            $ (965)      $   (2,490)
ADD BACK:
  Amortization of software development                                                  60              150
  Depreciation and amortization                                                        774            1,264
   Interest expense                                                                     97              430
   Non-cash interest expense                                                            47              184
   Income tax benefit (liability)                                                      (78)             (78)
   Minority Interest                                                                   (10)               -
   Other expense (income), net                                                          11               16
                                                                                ----------       ----------
EBITDA (as defined)                                                             $      (64)      $     (524)
                                                                                ----------       ----------
ADD BACK:
   Non-cash stock-based compensation                                                     4                -
                                                                                ----------       ----------
Adjusted EBITDA (as defined)                                                    $      (60)      $     (524)
                                                                                ----------       ----------

                                       Access Integrated Technologies, Inc.
                                           Consolidated Balance Sheets
                                        (In thousands, except share data)
                                                   (unaudited)
                                                                                   March 31,           June 30,
                                                                                     2005                2005
                                                                                 ------------        ------------
Assets
   Current assets
    Cash and cash equivalents                                                    $     4,779         $     1,699
    Accounts receivable, net                                                             947               1,105
    Prepaid and other current assets                                                     762                 957
    Unbilled revenue                                                                     550                 845
                                                                                 -----------         -----------
          Total current assets                                                         7,038               4,606

Property and equipment, net                                                           14,261              13,703
Intangible assets, net                                                                 3,337               2,939
Capitalized software costs, net                                                        1,622               1,574
Goodwill                                                                              10,363              10,408
Deferred costs                                                                           726                 789
Unbilled revenue, net of current portion                                                  69                  58
Security deposits                                                                        361                 385
                                                                                 -----------         -----------
          Total assets                                                           $    37,777         $    34,462
                                                                                 ===========         ===========
Liabilities, redeemable stock and stockholders' equity
   Current liabilities
    Accounts payable and accrued expenses                                        $     2,415         $     2,176
    Current portion of notes payable                                                   1,415               1,569
    Current portion of customer security deposits                                        116                 182
    Current portion of capital leases                                                    432                 313
    Current portion of deferred revenue                                                  884                 876
    Current portion of deferred rent expense                                              42                  41
                                                                                 -----------         -----------
    Total current liabilities                                                          5,304               5,157
                                                                                 -----------         -----------
    Notes payable, net of current portion                                             12,682              12,033
    Customer security deposits, net of current portion                                   161                 105
    Deferred revenue, net of current portion                                              95                  87
    Capital leases, net of current portion                                             6,058               6,044
    Deferred rent expense, net of current portion                                        970                 977
    Deferred tax liability                                                             1,210               1,132
                                                                                 -----------         -----------
          Total liabilities                                                           26,480              25,535
                                                                                 -----------         -----------
Commitments and contingencies
    Redeemable Class A common stock, issued and outstanding, 53,534
      and 0 shares, respectively                                                         250                                     --

Stockholders' equity
    Class A  common  stock,  $0.001  par  value  per  share;  40,000,000 shares authorized; shares issued 9,433,328 and 9,534,614 and
         shares outstanding - 9,381,888 and 9,483,174, respectively                        9                   9

    Class B  common  stock,  $0.001  par  value  per  share;  15,000,000 shares authorized; shares issued and outstanding, 965,811 and
         925,811 shares, respectively                                                      1                   1
    Additional paid-in capital                                                        32,696              33,066
    Treasury Stock, at cost; 51,440 shares                                              (172)               (172)
    Accumulated deficit                                                              (21,487)            (23,977)
                                                                                 -----------         -----------
          Total stockholders' equity                                                  11,047               8,927
                                                                                 -----------         -----------

          Total Liabilities, Redeemable Stock and Stockholders' Equity           $    37,777         $    34,462
                                                                                 ===========         ===========